CONTRACT TO LEASE

This lease made and entered into this 13th day of April, 1998 by and between Ellington Development Incorporated with a principal place of business at 3908 North 24th Street; City of Quincy; County of Adams; State of Illinois hereinafter called LESSOR and Spectrian Corporation with a principal place of business at 350 West Java Drive; City of Sunnyvale; County of Santa Clara; State of California hereinafter called the LESSEE.

                                   WITNESSETH

WHEREAS LESSOR is the owner of a building known as 300 Maine Street located on the Southeast corner of Third and Maine Streets, Quincy, Illinois;

WHEREAS LESSEE desires to lease a portion of this building from LESSOR:

NOW THEREFORE in consideration of the rental herein reserved and of the covenants and conditions hereinafter contained, it is mutually agreed as follows:

1. Premises - LESSOR hereby leases and demises to LESSEE and LESSEE does hereby take and accept from LESSOR a portion of 300 Maine described as Suite One and further described hereinbelow to wit:

         The North Two Thousand Seven Hundred Fifty square feet (2,750 sq. ft.) area (50' x 55') of the Lower Level as more fully described in Exhibits A and B attached hereto and made a part hereof hereinafter called the "Premises" TO HAVE AND TO HOLD THE SAME, with appurtenances, unto the said LESSEE for and during the term and at the rental hereinafter set forth.


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2. Term - The Original Term of this Lease will be for one (1) year commencing at the opening of business April 1, 1998 and terminating at the close of business March 31, 1999 (the expiration date).

3. Option to Renew - LESSOR hereby grants LESSEE one (1) option to renew this Lease for an additional term of one year commencing at the expiration of the Original Term upon the same terms and conditions provided herein other than for an adjustment of rent as set forth herein below. Such renewal option shall be exercised in writing, delivered to the LESSOR sixty (60) days prior to expiration of the Original Term or Renewal Term.

4. Rent

a. Original - LESSEE agrees to pay to LESSOR as rental for the demised Premises during the Original Term of the Lease annually the sum of Thirteen Thousand Seven Hundred Fifty Dollars ($13,750.00) lawful money of the United State, payable in twelve (12) equal monthly installments of One Thousand One Hundred Forty-Five Dollars and Eighty-Three Cents ($1,145.83) in advance on the first day of each month without demand. Rental payments will be considered delinquent if not received by LESSOR by the Tenth day of the month and a 5% late charge shall be added to the monthly rental amount due.

b. Option for the First Renewal Term - LESSEE agrees to pay to LESSOR as rental for the demised Premises during the First Renewal Term of the Lease annually an amount equal to the rent paid by LESSEE for the last year of the Original Term increased by the percentage increase, if any, in the Consumer Price Index, U.S. City

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Average,  Rent  Component  from the value of such  Index for the month of April,
1998, to the value of such Index for the month of March, 1999. Said sum shall be payable in lawful money of the United States in advance on the first day of each month without demand.

5. Use - LESSEE shall have the right to occupy and use the Premises for any lawful purpose within the zoning regulations of the area. No packages, trash or rubbish, either shipping or receiving, shall be placed or stored in the Entrance Foyer areas or halls. LESSEE shall have the right to paint a sign identifying the business name on the interior entrance door or interior window of the Premises. LESSEE shall be solely responsible for maintaining in good condition its sign and shall remove it and repair any damage caused by such removal on or before the Expiration Date of the Original Term or Renewal Term, as applicable. A directory sign is available on the exterior of the building for placement of a sign provided by LESSEE. The sign must match the existing signs. Also, a directory is located at the Main Floor elevator with a listing of building occupants.

6. Ingress and Egress - LESSOR warrants that access to the Premises shall at all times be available by concrete or asphalt drive, and a concrete parking lot shall be available for the building LESSEES' customer parking. Employees of the building LESSEES' shall utilize municipal parking lots. Delivery trucks shall park in the spaces at the alley at the south end of the building and will not enter the main customer parking area.
7. Repairs and  Maintenance

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a. LESSEE - LESSEE shall make necessary  repairs due to normal usage of interior and interior equipment such as plumbing fixtures, lighting fixtures, electrical outlets, and the heating & air conditioning unit maintenance. LESSEE shall maintain and restore the Premises to the condition of the building when LESSEE commenced occupancy, and all alterations, additions, or improvements made to or put upon the Premises shall become the property of the LESSOR and shall remain upon and be surrendered with the Premises as a part thereof. Notwithstanding anything aforesaid, LESSEE shall have the right to install and remove from time to time and at the end or earlier termination of this Lease, LESSEE's trade fixtures and equipment and business fixtures and equipment, to include, without limitation, lighting fixtures, office partitions, and furniture. LESSEE shall promptly repair any damage to the Premises caused by the removal by LESSEE of any of LESSEE's property therefrom and this covenant shall survive the expiration or termination of this Lease.

b. LESSOR - The LESSOR shall maintain and repair the exterior of the building, its structure, roof, the entrance foyer, elevator, parking lot, landscaping and utility pipes, wire and lines on the Premises to the point in each case where LESSEE begins its own use of such utility or service.

8. LESSOR's Right of Access - LESSOR, its agents, servants and employees shall have the right to enter the Premises during business hours, with reasonable frequency, and upon reasonable notice for the purpose of inspecting the same to ascertain whether

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LESSEE is performing the covenants of this Lease,  and during  business hours or otherwise in the event of need, under special arrangements with LESSEE for the purpose of making required repairs, alterations, improvements or additions. LESSOR shall be allowed to take all material into and upon the Premises that may be required therefore without the same constituting an eviction of LESSEE in whole or in part, and, except as otherwise provided, the rent reserved shall in no way abate while said repairs are being made by reason of reasonable loss or interruption of the business of LESSEE because of the execution of any such work. LESSOR agrees to cause as little inconvenience as possible to LESSEE in connection therewith. During the sixty (60) days preceding the expiration of this Lease, LESSEE shall permit LESSOR or LESSOR's agents to show the Premises to prospective tenants with reasonable frequency during business hours on reasonable notice and to place and keep in one or more conspicuous places upon the exterior of the Premises, not interfering with LESSEE's use of the Premises, a notice in the usual form "To Let" and a notice in the usual form "For Sale", which notices LESSEE shall permit to remain thereon without molestation.

9. Destruction by Fire or Other Causes, Insurance - LESSOR shall provide and maintain adequate insurance on the Premises against loss or damage by fire, lightning, tornado or other casualty. LESSEE shall provide all insurance covering its contents and personalty separately. In the event of damage to or destruction of the Premises or a portion thereof by fire, or other cause so that

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the  Premises  cannot in the fair  estimate of either  party be restored  within sixty (60) days, either party may terminate this Lease by written notice given thirty (30) days after the event; thereafter neither LESSOR or LESSEE can have any further rights, duties or obligations under this Lease and rents and other sums payable by LESSEE for the remainder of the term shall wholly abate. If the Premises can be restored in sixty (60) working days, LESSOR will undertake immediately the repair and reconstruction of the Premises at LESSOR's expense and will complete such work with due and reasonable diligence. During the period commencing with the date the damage occurred and ending with completion of the requisite repairs or reconstruction, the rent payable hereunder shall abate and the obligation of the LESSEE to pay the same shall cease to the extent and in proportion to the area rendered untenantable by the damage or by the work or restoration or repair.

10. Liability Insurance - LESSEE shall at all times during the term of this Lease carry public liability insurance covering the LESSEE's operations, which insurance shall adequately insure against liability for personal injury or death and property damage. Current Certificates of Insurance showing evidence of insurance coverage shall be provided to LESSOR. LESSEE shall indemnify and hold harmless LESSOR from and against all claims, actions, demands, judgements, damages, liabilities and expenses suffered by LESSOR including reasonable attorneys' fees, for death of or bodily injury to any person or for loss of, damage to or destruction of any property arising on account of any action or failure to act by

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LESSEE in connection with LESSEE's use of the Premises.

11. Utilities, Taxes - LESSEE shall supply heat for the Premises to maintain an interior temperature of 34*. LESSEE shall at its own expense pay all charges for gas, electricity and telephone utilities and services used in connection with the Premises during the term of this Lease. LESSOR agrees that all such utilities (including both storm and sanitary sewers) shall be available to the Premises at the commencement date. LESSOR further covenants and agrees to provide potable water to the Premises for use by LESSEE and its employees. In addition, LESSOR shall pay all real estate taxes levied on the Premises.

12. Eminent Domain - If the whole or any part of the Premises shall be taken by lawful authority for any public or quasi-public use or purpose this Lease shall, as to the part taken, terminate on the date title shall be acquired, and the rent reserved shall abate fairly and in proportion to the part so taken and shall entirely abate if the entire Premises are so taken. In all cases of a partial taking of the Premises (except a minor street widening not injurious to the use of the Premises by LESSEE) LESSEE may, at its election, by delivering written notice to that effect to LESSOR, terminate this Lease and vacate the Premises, and in that event, the liability of LESSEE for performance of the Lease shall terminate and come to an end and all rents shall abate.

13. Quiet Enjoyment - LESSOR covenants and agrees that LESSEE shall have the quiet and peaceful enjoyment and exclusive possession of the Premises during the term of this Lease.

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14.  Covenants  - The  parties  agree  that the  promises  of each to the  other contained herein constitute covenants and conditions to the performance of the other, and that a breach of one or more of such covenants and conditions shall constitute a breach of the Lease.

15. Surrender - LESSEE shall quit and surrender the Premises at the expiration of the term in as good order and condition as they were when LESSEE commenced to occupancy, ordinary wear and tear, damage by fire, acts of God or other casualty and repair and replacement obligations defaulted by LESSOR excepted.

16. Notices - Any notice given pursuant to this Lease shall be valid only if given in writing, and shall be deemed sufficiently given if given by hand delivery, or by registered or certified mail with sufficient postage attached. Notices to LESSOR shall be sufficient if given or addressed to the person and place to or at which payment of rent last preceding the time for notice had been made and received or to:

                           Ellington Development Inc.
                             3908 North 24th Street
                             Quincy, Illinois 62301

        Notices to LESSEE shall be sufficient if given or addressed to:

                              Spectrian Corporation
                               350 West Java Drive
                           Sunnyvale, California 94089

The date of any notice provided for in this Lease shall be the date of deposit in the U.S. mails with sufficient postage if given by registered or certified mail, or the date of actual delivery to the above address of the party to be notified if otherwise given. The person and place to which notice may be given may be changed from

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time to time by  written  notice to the  other,  effective  five (5) days  after delivery of such  notice.

17. Successors - Covenants and rights herein shall apply to, be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

18. Headings - Paragraph headings are used herein for identification only and shall not in any way affect the interpretation of this Lease.

19. Integration - This Lease states the entire agreement between the parties and replaces all prior and contemporaneous agreements documents and representations with respect to the subject matter hereof. No alteration, modification, termination, waiver or release, in whole or in part, shall be effective unless in writing, signed by a duly authorized representative of each of the parties hereto or their successors or assigns.

20. Third Party Rights - Nothing in this Lease shall be interpreted as conferring any rights on any party other than the parties hereto.

IN WITNESS WHEREOF, The parties have hereunto set their hands this 13th day of April, 1998
                                                      ELLINGTON DEVELOPMENT INC.


Attest:    /s/ Sheila Morgan                       /s/ Ray C. Shortridge
           ------------------------                ----------------------------
           Sheila Morgan, Secretary                Ray C. Shortridge, President


                                                      SPECTRIAN CORPORATION


Attest:    /s/ Bruce R. Wright                     /s/ Bruce R. Wright
           ------------------------                ----------------------------
           Secretary                               Chief Financial Officer



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                                    EXHIBIT A
                                    300 MAINE

                         General Building Specifications

60' x 190' building structure of all steel, flexicore and concrete as follows:

Roof: 24 ga. galvalume standing seam panels insulated with 8"T fiberglass insulation.

Mansard Fascia:  26 ga. Midnight Bronze painted steel panels.

Exterior Walls: Brick with steel studs, Thermax board backing and 6"T fiberglass insulation between studs.

Windows and Doors:  - Exterior windows of 1" insulated glass.
                    - Exterior and unit entrance doors of 1/4" glass.
                    - All framing of bronze aluminum framing.

Interior of exterior walls, unit walls and restroom walls: Wall construction of steel stud, 5/8" firecode drywall, taped and painted with two coats of latex eggshell paint.

Ceilings: Ceiling height to be 8'. Ceilings to be 2 x 2 suspended ceilings with white grid.

Floor covering:  Entrance corridor to be tiled.

Electric:  Electric  meter for each  leased  unit  located in  Electrical  Room.

Lighting  provided by 2 x 4 layin  fixtures with one switch and duplex  outlets.
  Telephone  hookup  available at the Electrical  Room.

Heating/Air-Conditioning:  Separate  heating/cooling  systems  for each  unit.
  The second floor will be supplied by roof mounted electric heat pumps. The main floor and lower level will be supplied by roof split system heat pumps with the outdoor condensing unit on the roof, the air handling portion within the suite.

Plumbing:  Water provided by city water. 6" sanitary sewer hooked to city sewer.
  Public restroom located next to the elevator on the Lower Level.

                    Leased Premises Suite One Specifications

Carpentry:  Interior walls  constructed  per Exhibit B, painted with two (2)
  coats of paint.  Suspended  ceiling in front 1,370 sq. ft.   only.

Plumbing:  Restroom to include one (1) water closet.  One (1) sink,   utility
  sink and water heater provided.

Electrical:  Lighting  provided  by 2 x 4  layin  fixtures  with  switches
  and  duplex  outlets  installed  in the front 1,370 sq. ft.   Two tube,
  8' fluorescent strip fixtures installed in the 1,380 sq.   ft. rear area

Floor  Covering:  Carpet  installed  in the front  1,370 sq. ft.  office  area.
  Vinyl tile  installed  in the rear 1,380 sq. ft. rear area.

Heating/Air Conditioning: Heating and air conditioning provided by electric roof top air conditioners with thermostats.




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                            [Graphic of floor plan]




                                   Exhibit B
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